EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) is made and entered into as of June 29, 2007 (the “Closing Date”), among DB Structured Products, Inc., having an address at 60 Wall Street, New York, New York 10005 (the “Assignor”), ACE Securities Corp., having an address at 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211 (the “Assignee”), and GMAC Mortgage, LLC, having an address at 100 Witmer Road, Horsham, Pennsylvania 19044 (the “Company” or the “Servicer”) and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

In consideration of the mutual promises contained herein, the parties hereto agree that the residential mortgage loans listed on Attachment 1 annexed hereto as amended from time to time to include subsequent mortgage loans (the “Assigned Loans”) which are now or in the future serviced by the Company for the Assignor and its successors and assigns pursuant to the Amended and Restated Servicing Agreement, dated as of January 2, 2007 (the “Servicing Agreement”), between the Assignor and the Company, shall be sold by the Assignor to the Assignee pursuant to the Mortgage Loan Purchase Agreement, dated as of June 29, 2007 (the “MLPA”), between the Assignor and the Assignee and subject to the terms of this AAR Agreement.  The Assignee intends to transfer all right, title and interest in and to the Assigned Loans to HSBC Bank USA, National Association, as trustee (the “Trustee”) for the holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Certificates (the “Certificateholders”) pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) among the Assignee, as depositor, the Trustee, as trustee, the Master Servicer, the securities administrator and the credit risk manager.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

Assignment and Assumption

1.

Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in, to and under the Servicing Agreement as it relates to the Assigned Loans.  Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any mortgage loans subject to the Servicing Agreement other than the Assigned Loans set forth on Attachment 1, the right to transfer the servicing for any Charged-Off Loans pursuant to Section 2.15 of the Servicing Agreement or the obligation to indemnify the Company pursuant to Section 8.01(b) of the Servicing Agreement.

Representations, Warranties and Covenants

2.

Assignor warrants and represents to Assignee and Company as of the Closing Date:

(a)

Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which Servicing Agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee under the MLPA, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor’s interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

(c)

Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

(d)

Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s certificate of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor.  This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(e)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby.

3.

Assignee warrants and represents to, and covenants with, Assignor and Company as of the Closing Date:

(a)

Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

(b)

Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee’s articles of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject.  The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignee.  This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)

Assignee agrees to be bound by all of the terms, covenants and conditions of the Servicing Agreement with respect to the Assigned Loans, and from and after the Closing Date with respect to the Assigned  Loans, Assignee assumes for the benefit of each of Assignor and Company all of Assignor’s obligations thereunder but solely with respect to such Assigned Loans.

4.

Company warrants and represents to, and covenants with, Assignor and Assignee as of the Closing Date:

(a)

Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which Agreement is in full force and effect as of the Closing Date and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Servicing Agreement;

(c)

Company has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company’s certificate of formation or operating agreement or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject.  The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Company.  This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

(e)

No event has occurred as of Closing Date which would render the representations and warranties made by Company in Section 10 of the Servicing Agreement, including any representations and warranties referenced thereunder, to be untrue in any material respect;

(f)

From and after the Closing Date with respect to the Assigned Loans, the Company shall service the Assigned Loans in accordance with the terms and provisions of the Servicing Agreement, and the Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement with respect to the Assigned Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of Assignor, and shall remit collections received to such accounts.  The Custodial Account and Escrow Account shall be entitled “GMAC Mortgage, LLC, as servicer in trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1”; and

(g)

Company shall furnish, on a monthly basis, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete borrower credit files to Equifax, Experian and the TransUnion Credit Information Company with respect to each Assigned Loan serviced by the Company subject to this AAR Agreement.

5.

Company hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer for the Assigned Loans pursuant to the Pooling and Servicing Agreement.  Company shall deliver any reports, certificates and other information required to be delivered under the Servicing Agreement, as modified by this AAR Agreement, to:

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland  21045

Attention: DBALT 2007-1

Telecopier No.:  (410) 715-2380

Recognition of Assignee

6.

From and after the Closing Date with respect to the Assigned  Loans, Company shall recognize Assignee as owner of the Assigned Loans, and the Company acknowledges that the Assigned Loans will be part of a REMIC, and will service the Assigned Loans in accordance with the Servicing Agreement, as modified by this AAR Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code).  It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.  Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Trustee and the Master Servicer and, with respect to the servicing of the Assigned Loans, the Master Servicer.  Pursuant to the Pooling and Servicing Agreement, the Assignee will assign all of its rights under this AAR Agreement to the Trustee for the benefit of the Certificateholders.

In addition, Company hereby acknowledges that the Assigned Loans will be subject to the terms and conditions of the Pooling and Servicing Agreement pursuant to which the Master Servicer is required to monitor the performance by Company of its servicing obligations under the Servicing Agreement, as modified by this AAR Agreement, and has the right to enforce the obligations of Company under the Servicing Agreement, as modified by this AAR Agreement, with respect to the servicing of the Assigned Loans.  Such right will include, without limitation, the right to terminate Company under the Servicing Agreement as provided therein, the right to receive all remittances required to be made by Company under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Company under the Servicing Agreement, the right to examine the books and records of Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Company.  In connection therewith, the Company hereby agrees to make all remittances required under the Servicing Agreement with respect to the Assigned Loans to the Master Servicer in accordance with the following wire transfer instructions:

Wells Fargo Bank, N.A.

ABA #: 121000248

Account Name: SAS Clearing

Account #: 3970771416

For Further Credit to: DBALT 2007-1 Account # 53163700

Modification of the Servicing Agreement

7.

Company and Assignor hereby amend the Servicing Agreement with respect to the Assigned Loans as follows:

(a)

The following definitions are added to Section 1.01 of the Servicing Agreement:

Eligible Account:  An account or accounts that meets both of the following requirements:

(a) that is either (1) maintained by the Servicer with a federal or state chartered depository institution or trust company or with the Servicer, so long as such entity is rated a minimum of “A-2” (or “BBB+” or above if it has no short-term rating) by S&P; provided that within 30 calendar days of a downgrade below the minimum required rating level, the Servicer shall transfer all funds in the applicable Eligible Account to an account with an Eligible Institution that meets the requirements of clause (a)(1) of this definition or (2) maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity; and

(b) that is maintained by a Qualified Depository.

Final Recovery Determination:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property repurchased by the Servicer pursuant to this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

Monthly Advance:  The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 3.04 of the Servicing Agreement.

Nonrecoverable Monthly Advance:  Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Pooling and Servicing Agreement:  the Pooling and Servicing Agreement, dated as of June 1, 2007, among the Depositor, the Trustee, the Master Servicer, the securities administrator and the credit risk manager.

Report Remittance Date:  Shall have the meaning assigned thereto in Section 3.02 of this Agreement.

Securities Administrator:  Wells Fargo Bank, N.A., or any successor thereto.

Trustee:  HSBC Bank USA, National Association, or any successor thereto.

(b)

The definition of “Custodial Account” is modified by adding the following sentence at the end thereof:

Each Custodial Account shall be an Eligible Account.

(c)

The definition of “Depositor” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Depositor:  ACE Securities Corp.

(d)

The definition of “Determination Date” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Determination Date:  With respect to each Remittance Date, the fifteenth (15th) day of the calendar month in which such Remittance Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately following such fifteenth (15th) day.

(e)

The definition of “Due Period” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

(f)

The definition of “Escrow Account” is modified by adding the following sentence at the end thereof:

Each Escrow Account shall be an Eligible Account.

(g)

The definition of “Master Servicer” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Master Servicer:  Wells Fargo Bank, N.A., or any successor thereto.

(h)

The definition of “Principal Prepayment Period” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Principal Prepayment Period:  With respect to each Remittance Date, the period beginning with the 16th day of the calendar month preceding the month in which such Remittance Date occurs and ending on the 15th day of the calendar month in which such Remittance Date occurs.

(i)

The definition of “Remittance Date” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Remittance Date:  The eighteenth (18th) day of each month, commencing, for any Mortgage Loan Package on the eighteenth day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

(j)

The definition of “Servicing Fee” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

Servicing Fee: “With respect to each Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of the Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed.”

(k)

Section 2.01 of the Servicing Agreement is modified by deleting the words “unless the Servicer has obtained the prior written consent of the Owner,” from the fourth paragraph thereof.

(l)

Section 2.02 of the Servicing Agreement is modified by deleting the fourth paragraph of such section and replacing it with the following:

“The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of and in the name of the Trustee for the benefit of the related trust established pursuant to the Pooling and Servicing Agreement.”

(m)

Section 2.04 of the Servicing Agreement is modified by deleting the sentence “The Custodial Account shall be established with a Qualified Depository.” and replacing it with the following:

“The Custodial Account shall be established and maintained as an Eligible Account.”

(n)

Section 2.04 of the Servicing Agreement is modified by deleting the word “and” after clause (vii) and adding the following clauses:

“(ix) with respect to each Principal Prepayment in full received during the portion of the Principal Prepayment Period occurring from the 16th day of the calendar month preceding the month in which the related Remittance Date occurs through and including the last day of the calendar month preceding the month in which the related Remittance Date occurs, an amount (“Prepayment Interest Shortfall”) (to be paid by the Servicer out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment in full, equals one month’s interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate, provided, however, that in no event shall the aggregate of deposits made by the Servicer exceed the aggregate amount of the Servicer’s Servicing Fee in the calendar month in which such deposits are required; and

(x) all Monthly Advances required to be made by the Servicer pursuant to Section 3.02.

(o)

Section 2.05 of the Servicing Agreement is modified by deleting the word “and” after clause (viii), changing clause (ix) to clause (xiii) and adding the following as clauses (ix), (x), (xi) and (xii):

(ix) to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this clause (ix) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees), Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, respecting which any such advance was made it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of Purchaser;

(x) to reimburse the Servicer for any Monthly Advance previously made which the Servicer has determined to be a Nonrecoverable Monthly Advance;

(xi) to pay to itself, to the extent set forth in Section 4.03, with respect to each Principal Prepayment in full received during the portion of the related Prepayment Period occurring from the 1st day of the calendar month in which the related Remittance Date occurs through and including the last day of the related Prepayment Period, an amount (“Prepayment Interest Excess”) equal to interest (to the extent received) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the 1st day of the calendar month in which such Remittance Date occurs and ending on the date on which such prepayment is so applied;

(xii) to reimburse itself to the extent set forth in Sections 4.08(a) and (b); and

(p)

Section 2.05 of the Servicing Agreement is modified by replacing the paragraph at the end of such Section with the following:

“The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses (ii) - (xii) above.  The Servicer shall provide written notification in the form of an Officers’ Certificate to the Purchaser, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Custodial Account pursuant to clause (v) and (xii) above.”

(q)

Section 2.06 of the Servicing Agreement is modified by deleting the sentence “The Escrow Account shall be established with a Qualified Depository.” and replacing it with the following:

“The Escrow Account shall be established and maintained as an Eligible Account.”

(r)

The following shall be added as Section 2.23 of the Servicing Agreement:

“Notwithstanding anything in this Agreement to the contrary, the Servicer (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) or (ii) cause the trust fund to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the startup date under the REMIC Provisions.

Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”), and the Servicer shall not take any such action or cause the trust fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

The Servicer shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in the REMIC.  The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

Any REO Property shall be disposed of by the Servicer before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer is otherwise directed by the Assignee or such Mortgage Loan is not part of a REMIC.”

(s)

The first paragraph of Section 3.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

“On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Owner (A) (i) all amounts credited to the related Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the related Custodial Account pursuant to Section 2.05, plus (ii) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 3.04; minus (B) (x) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period and (y) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.”

(t)

Section 3.02 of the Servicing Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 3.02.

Monthly Advances.

(a)

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 2.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the net Mortgage Interest Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

(b)

The obligation of the Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance.  The determination by the Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers’ Certificate delivered to the Purchaser.

(u)

Section 4.03 of the Servicing Agreement is hereby amended by deleting the last sentence of the first paragraph.

(v)

Section 4.03 of the Servicing Agreement is hereby further amended by adding the following paragraph at the end thereto:

“The Servicer shall also be entitled on each Remittance Date to the aggregate of any Prepayment Interest Excess collected during the portion of the Principal Prepayment Period commencing on the 1st day of the calendar month in which such Remittance Date occurs and ending on the date on which such prepayment is so applied, which Prepayment Interest Excess the Servicer may withdraw from the Custodial Account pursuant to Section 2.05; provided, however, any such Prepayment Interest Excess to which the Servicer is entitled shall be reduced by the amount by which the aggregate Prepayment Interest Shortfalls for such Principal Prepayment Period exceed the Servicer’s aggregate Servicing Fee received with respect to the related Due Period.”

(w)

Section 4.04 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.04

Reserved.

(x)

Section 4.05 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.05

Reserved.

(y)

Section 4.08(a) of the Servicing Agreement is hereby modified by deleting the phrase “Owner shall remain responsible, as between Owner and Servicer, for losses” in the first sentence therein and replacing such phrase with “The Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account, for losses, incurred by the Servicer,”.

(z)

Section 4.08(a) of the Servicing Agreement is hereby further modified by deleting the phrase “Owner shall be responsible” in the second sentence therein and replacing such sentence with “the Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account”.

(aa)

Section 4.08(b) of the Servicing Agreement is hereby modified by deleting the phrase “Owner shall reimburse Servicer” in the first line therein and replacing such phrase with “The Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account”.

(bb)

Section 4.08(b) of the Servicing Agreement is hereby further modified by deleting the phrase “will be reimbursed by Owner without approval of Owner” in the second line of the second paragraph therein and replacing such phrase with “shall be reimbursable from amounts deposited in the Custodial Account”.

(cc)

Section 5.01 of the Servicing Agreement is hereby deleted in its entirety and the following paragraphs are substituted in lieu thereof:

“Not later than the fifth (5th) Business Day of each month (such date, the “Report Remittance Date”) the Servicer shall furnish to the Master Servicer a Monthly Remittance Advice, in the form of Exhibit 17 annexed hereto, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto in electronic medium mutually acceptable to the Servicer and the Master Servicer, as to the preceding remittance and the period ending on the preceding Determination Date.

Not later than two (2) Business Days following the end of each Principal Prepayment Period, the Servicer shall deliver to the Master Servicer by electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a prepayment report with respect to the related Remittance Date.  Such prepayment report shall include (i) such information with respect to the prepayment charges as the Master Servicer may reasonably require and (ii) information that the term of the last prepayment charge has expired or such prepayment charge has been waived.”

(dd)

Exhibit 17 of the Servicing Agreement is hereby deleted, and the form attached hereto as Attachment 3 is substituted in its place.

(ee)

Section 6.01(a) of the Servicing Agreement is hereby deleted in its entirety.

(ff)

Section 8.06 of the Servicing Agreement is hereby deleted in its entirety and the following paragraphs are substituted in lieu thereof:

Section 8.06  Merger or Consolidation of Servicer

The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company (or other entity resulting from merger, conversion or consolidation, to the extent permitted in this Section 8.06), and shall obtain and preserve its qualification to do business as a foreign limited liability company or such other entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation or other entity (including without limitation, a limited liability company) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to mortgage loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF or BIF, or which is a HUD-approved mortgagee whose primary business is in the servicing of mortgage loans, (iii) is a Fannie Mae or Freddie Mac approved seller/servicer in good standing, and (iv) having a servicer rating from each Rating Agency at least as high as the servicer rating of the Servicer as of the date hereof.

(gg)

The following shall be added as Section 13.19 of the Servicing Agreement:

Section 13.19

Third Party Beneficiary.  For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

(dd)

The following shall be added as Section 14.05(c) of the Servicing Agreement:

Notwithstanding the foregoing provisions of Section 14.05, (i) in the event that during any calendar year (or applicable portion thereof) the Company services 5% or less of the mortgage loans in a Securitization Transaction, as calculated by the Master Servicer for such Securitization Transaction, or (ii) in any calendar year in which an annual report on Form 10-K is not required to be filed with respect to an issuing entity or Securitization Transaction, then, in each such event, the Company may, in lieu of providing an assessment of compliance and attestation thereon in accordance with Item 1122 of Regulation AB, provide (and cause each Subservicer and Subcontractor described in clause (a)(iii) above to provide) to the Depositor and the Master Servicer for such Securitization Transaction, by not later than March 1 of such calendar year, an Annual Independent Public Accountants’ Servicing Report.  If the Company provides an Annual Independent Public Accountants’ Servicing Report pursuant to this subsection (c), then the certification required to be delivered by the Company (and its Subservicers and Subcontractors) pursuant to clause (a)(iv) above shall be in the form of Exhibit 20A attached hereto instead of Exhibit 20.

(ee)

The form attached hereto as Attachment 4 shall be added as Exhibit 20A to the Servicing Agreement.

8.

Prepayment Penalty Verification.

From and after the Closing Date with respect to the Assigned  Loans, for each month in which the Company is servicing the Assigned Loans, on or prior to each Determination Date, Company shall provide in an electronic format acceptable to the Master Servicer the data necessary for the Master Servicer to perform its verification duties agreed to by the Master Servicer and the Assignee.  The Master Servicer or a third party reasonably acceptable to the Master Servicer and the Assignee (the “Verification Agent”) will perform such verification duties and will use its best efforts to issue its findings in a report (the “Verification Report”) delivered to the Master Servicer and the Assignee within ten (10) Business Days following the related Remittance Date; provided, however, that if the Verification Agent is unable to issue the Verification Report within ten (10) Business Days following the Remittance Date, the Verification Agent may issue and deliver to the Master Servicer and the Assignee the Verification Report upon the completion of its verification duties.  The Master Servicer shall forward the Verification Report to the Company and shall notify the Company if the Master Servicer has determined that the Company did not deliver the appropriate Prepayment Charges to the Master Servicer in accordance with this AAR Agreement.  Such written notification from the Master Servicer shall include the loan number, prepayment penalty code and prepayment penalty amount as calculated by the Master Servicer or the Verification Agent, as applicable, of each Assigned Loan for which there is a discrepancy.  If the Company agrees with the verified amounts, the Company shall adjust the immediately succeeding remittance report and the amount remitted to the Master Servicer with respect to prepayments accordingly.  If the Company disagrees with the determination of the Master Servicer, the Company shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support the Company’s position.  The Company and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Remittance Date, and the Company will indicate the effect of such resolution on the related remittance report and shall adjust the amount remitted with respect to prepayments on such Remittance Date accordingly.

During such time as the Company and the Master Servicer are resolving discrepancies with respect to the Prepayment Charges, no payments in respect of any disputed Prepayment Charges will be remitted to the related distribution account established under the Pooling and Servicing Agreement and the Master Servicer shall not be obligated to remit such payments, unless otherwise required pursuant to the Pooling and Servicing Agreement.  In connection with such duties, the Master Servicer shall be able to rely solely on the information provided to it by the Company in accordance with this Section.  The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the Company.

9.

Indemnification.  The Servicer shall indemnify the Master Servicer, the Assignor, the Assignee, the Trustee and their respective officers, directors, employees, agents and affiliates (any such person, an “Indemnified Party”), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any breach by the Servicer of its obligations under Article XIV of the Servicing Agreement, including particularly any failure by the Servicer, any Subservicer or Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under Article XIV of the Servicing Agreement, including any failure by the Servicer to identify pursuant to Section 14.06(b) of the Servicing Agreement any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB; (ii) any material misstatement or omission in any written information, written data or materials provided by the Servicer, any Subservicer or Subcontractor as required under Article XIV of the Servicing Agreement, or (iii) the negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection therewith.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

Miscellaneous

10.

Notwithstanding anything to the contrary herein, the Company’s obligation to deliver any reports, certificates or other documents to the Master Servicer, including, but not limited to, the reports and certificates set forth in Section 7 of this AAR Agreement, shall survive the termination or expiration of this AAR Agreement.

11.

All demands, notices and communications related to the Assigned Loans, the Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

a.

In the case of Company,

GMAC Mortgage, LLC

100 Witmer Road

Horsham, Pennsylvania 19044

Attention: Executive Vice President, National Loan Administration

b.

In the case of Assignor,

DB Structured Products, Inc.

60 Wall Street

New York, New York 10005

Attention: Susan Valenti

c.

In the case of Assignee,

ACE Securities Corp.

6525 Morrison Boulevard, Suite, 318

Charlotte, North Carolina 28211

Attention: Doris J. Hearn

d.

In the case of the Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland  21045

Attention: Client Manager – DBALT 2007-1

Telecopier: (410) 715-2380

12.

The Company hereby acknowledges that the Master Servicer has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement and therefor has the right to enforce all obligations of the Company under the Servicing Agreement.

13.

Each party will pay any commissions, fees and expenses, including attorney’s fees, it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

14.

This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

15.

No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

16.

This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

17.

This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Servicing Agreement to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Servicing Agreement.

18.

This AAR Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

19.

In the event that any provision of this AAR Agreement conflicts with any provision of the Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

20.

For purposes of this AAR Agreement, including, but not limited to Section 7 hereof, the Master Servicer shall be considered a third party beneficiary to this AAR Agreement entitled to all the rights and benefits accruing to the Master Servicer as if it were a direct party to this AAR Agreement.

21.

To the fullest extent permitted under applicable law, each party hereto hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this AAR Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

DB STRUCTURED PRODUCTS, INC.

Assignor

By: /s/ Susan Valenti

Name: Susan Valenti

Title: Director

By: /s/ Rika Yano

Name: Rika Yano

Title: Vice President

ACE SECURITIES CORP.

Assignee

By: /s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title: Vice President

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

Title: Vice President

GMAC MORTGAGE, LLC

Company

By: /s/ Wesley B. Howland

Name: Wesley B. Howland

Title: Vice President

ACKNOWLEDGED AND AGREED TO:

WELLS FARGO BANK, N.A.

Master Servicer

By: /s/ Benjamin F. Jordan

Name: Benjamin F. Jordan

Title: Assistant Vice President

ATTACHMENT 1

ASSIGNED  LOANS

[ON FILE WITH THE SPONSOR]

ATTACHMENT 2

SERVICING AGREEMENT

[ON FILE]

ATTACHMENT 3

EXHIBIT 17 TO THE SERVICING AGREEMENT

Exhibit 17: Standard Loan Level File Layout – Master Servicing

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

Exhibit 17: Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended: mm/dd/yyyy			Servicer Name
Prepared by: _____________________________			Investor Nbr
Section 1. Remittances and Ending Balances - Required Data
Beginning	Ending	Total Monthly	Total Ending Unpaid	Total Monthly Principal
Loan Count	Loan Count	Remittance Amount	Principal Balance	Balance
0	0	$0.00	$0.00	$0.00
Principal Calculation
1. Monthly Principal Due				+	$0.00
2. Current Curtailments				+	$0.00
3. Liquidations				+	$0.00
4. Other (attach explanation)				+	$0.00
5. Principal Due					$0.00
6. Interest (reported "gross")				+	$0.00
7. Interest Adjustments on Curtailments				+	$0.00
8. Servicing Fees				-	$0.00
9. Other Interest (attach explanation)				+	$0.00
10. Interest Due		(need to subtract ser fee)			$0.00
Remittance Calculation
11. Total Principal and Interest Due (lines 5+10)				+	$0.00
12. Reimbursement of Non-Recoverable Advances				-	$0.00
13. Total Realized gains				+	$0.00
14. Total Realized Losses				-	$0.00
15. Total Prepayment Penalties				+	$0.00
16. Total Non-Supported Compensating Interest				-	$0.00
17. Other (attach explanation)					$0.00
18. Net Funds Due on or before Remittance Date					$$0.00

Section 2. Delinquency Report - Optional Data for Loan Accounting
Installments Delinquent
Total No.	Total No.				In	Real Estate	Total Dollar
of	of	30-	60-	90 or more	Foreclosure	Owned	Amount of
Loans	Delinquencies	Days	Days	Days	(Optional)	(Optional)	Delinquencies
0	0	0	0	0	0	0	$0.00

Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	LOAN COUNT	BALANCE
PREPAYMENT PENALTY AMT	0	$0.00
PREPAYMENT PENALTY AMT WAIVED	0	$0.00
DELINQUENCY P&I AMOUNT	0	$0.00

Exhibit 17: Standard File Layout – Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 17: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 17: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 17: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit 17: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 17: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________

(18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

ATTACHMENT 4

FORM OF ANNUAL CERTIFICATION

Re:

The [

] agreement dated as of [

l, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ____________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the Annual Independent Public Accountants’ Servicing Report (as defined in the Agreement), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement and the Annual Independent Public Accountants’ Servicing Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Annual Independent Public Accountants’ Servicing Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By: _______________________________
Name:
Title:

"A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents." ]